Exhibit 10.06

NuStar Logistics L.P.
19003 IH-10 West
San Antonio, Texas 78257

NuStar Energy L.P.
19003 IH-10 West
San Antonio, Texas 78257

Attention: Thomas R. Shoaf, Executive Vice President and Chief Financial Officer

July 15, 2019
RE: Maturity Date Extension
Reference is made to (i) that certain Letter of Credit Agreement, dated as of September 3, 2014 (the “Original Agreement”), (ii) that certain Amendment No. 1 to Letter of Credit Agreement and Subsidiary Guaranty Agreement dated as of November 3, 2014 (the “Amendment No. 1”),(iii) that certain Maturity Date Extension Letter Amendment dated on or about August 18, 2015 (the “2015 Extension Letter”), (iv) that certain Maturity Date Extension Letter Amendment dated on or about July 15, 2016 (the “2016 Extension Letter”), (v) that certain Maturity Date Extension Letter Amendment dated July 13, 2017 (the “2017 Extension Letter”), and (vi) that certain Maturity Date Extension Letter Amendment dated July 12, 2018 (the “2018 Extension Letter”, and together with the Original Agreement, Amendment No. 1, the 2015 Extension Letter, the 2016 Extension Letter, the 2017 Extension Letter, and as further amended, restated, supplemented or otherwise modified from time to time, the “Agreement”) by and among NUSTAR LOGISTICS, L.P. and NUSTAR ENERGY L.P., both Delaware limited partnerships (together the “NuStar Parties”), the Lenders, and MUFG BANK, LTD., as Issuing Bank and Administrative Agent . Capitalized terms used but not defined herein shall have the respective meanings given to such terms in the Agreement.
Whereas the Agreement was intended to expire as of September 2, 2019, and whereas the Lenders, the NuStar Parties and the Administrative Agent mutually wish to extend the expiry of the Agreement until September 2, 2020, now therefore, for good and valuable consideration, the sufficiency of which is hereby acknowledged, the parties hereto agree as that the term “Maturity Date” as set forth in the Agreement is hereby amended to read “September 2, 2020” and Schedule 3.12 to the Agreement is hereby deleted in its entirety and replaced with Schedule 3.12 attached hereto.
The NuStar Parties hereby represent and warrant that (a) it has full power and authority, and has taken all action necessary, to execute and deliver this letter, (b) this letter has been duly executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable in accordance with its terms, (c) after giving effect to the provisions of this letter, the representations and warranties of the NuStar Parties contained in Article III of the Agreement shall be true on and as of the date hereof as if they had been made on such date (except for those representations stated to be relate to a specific earlier date, which representations shall continue to be true and correct as of such earlier date), (d) no Default or Event of Default has occurred and is continuing on the date hereof, and (e) there have been no changes to the partnership agreements of the NuStar Parties since the date of the Agreement other than such amendments which have been furnished in compliance with Section 5.02(e) of the Agreement.
No other provision of the Agreement is amended by this letter. The NuStar Parties hereby confirm that the Agreement remains in full force and effect as amended hereby, and that all obligations of such NuStar parties set forth therein are ratified and reconfirmed. The execution, delivery and effectiveness of this letter shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Agent under the Agreement or any of the Loan Documents, nor constitute a waiver of any provision of the Agreement or any of the Loan Documents. This letter shall be construed in accordance with and governed by the law of the State of New York.
This letter may be executed by one or more of the parties to this letter on any number of separate counterparts (including by facsimile transmission or electronic transmission in portable document format of signature pages hereto), and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of this letter by facsimile transmission or electronic transmission in portable document format shall be effective as delivery of a manually executed counterparty hereof.
Regards,
MUFG BANK, LTD.,
as Administrative Agent

By: /s/ Todd Vaubel
Name: Todd Vaubel
Title: Director

ACKNOWLEDGED AND AGREED:
NUSTAR LOGISTICS, L.P.
By: NuStar GP, Inc., its General Partner

By: /s/ Thomas R. Shoaf

Name:	Thomas R. Shoaf

Title:	Executive Vice President and Chief Financial Officer

NUSTAR ENERGY L.P.
By: Riverwalk Logistics, L.P., its General Partner
By: NuStar GP, LLC, its General Partner

By: /s/ Thomas R. Shoaf

Name:	Thomas R. Shoaf

Title:	Executive Vice President and Chief Financial Officer

GUARANTOR:

NUSTAR PIPELINE OPERATING PARTNERSHIP L.P.

By:	NuStar Pipeline Company, LLC,
its General Partner

By: /s/ Thomas R. Shoaf

Name:	Thomas R. Shoaf

Title:	Executive Vice President and
Chief Financial Officer

ACKNOWLEDGED AND AGREED:

SUMITOMO MITSUI BANKING CORPORATION,
as Lender

By: /s/ Michael Maguire

Name:	Michael Maguire

Title:	Executive Director

MUFG BANK, LTD.,
as Issuing Bank and a Lender

By: /s/ Todd Vaubel

Name:	Todd Vaubel

Title:	Director

SCHEDULE 3.12
Subsidiaries

Subsidiary	Jurisdiction of Organization	Restricted/ Unrestricted/Material	Ownership Percentage
Bicen Development Corporation N.V.	Netherlands	Restricted	100%
Cooperatie NuStar Holdings U.A.	Netherlands	Restricted	100%
LegacyStar Services, LLC	Delaware	Restricted	100%
NS Security Services, LLC	Delaware	Restricted	100%
NuStar Caribe Terminals, Inc.	Delaware	Restricted	100%
NuStar Energy Services, Inc.	Delaware	Restricted	100%
NuStar Finance LLC	Delaware	Restricted	100%
NuStar GP Holdings, LLC	Delaware	Restricted	100%
NuStar GP, Inc.	Delaware	Restricted	100%
NuStar GP, LLC	Delaware	Restricted	100%
NuStar Holdings B.V.	Netherlands	Restricted	100%
NuStar Internacional, S de R.L. de C.V.	Mexico	Restricted	100%
NuStar Logistics, L.P.	Delaware	Restricted - Material	100%
NuStar Permian Crude Logistics, LLC	Delaware	Restricted	100%
NuStar Permian Holdings, LLC	Delaware	Restricted	100%
NuStar Permian Transportation and Storage, LLC	Delaware	Restricted - Material	100%
NuStar Pipeline Company, LLC	Delaware	Restricted	100%
NuStar Pipeline Holding Company, LLC	Delaware	Restricted	100%
NuStar Pipeline Operating Partnership L.P.	Delaware	Restricted - Material	100%
NuStar Pipeline Partners L.P.	Delaware	Restricted	100%
NuStar Services Company LLC	Delaware	Restricted	100%
NuStar Supply & Trading LLC	Delaware	Restricted	100%
NuStar Terminals Canada Co.	Canada	Restricted	100%
NuStar Terminals Canada Holdings Co.	Canada	Restricted	100%
NuStar Terminals Canada Partnership	Canada	Restricted	100%
NuStar Terminals Corporation N.V.	Curacao	Restricted	100%
NuStar Terminals Delaware, Inc.	Delaware	Restricted	100%
NuStar Terminals International N.V.	Curacao	Restricted	100%
NuStar Terminals Marine Services N.V.	Netherlands	Restricted	100%
NuStar Terminals New Jersey, Inc.	Delaware	Restricted	100%
NuStar Terminals N.V.	Netherlands	Restricted - Material	100%
NuStar Terminals Operations Partnership L.P.	Delaware	Restricted	100%
NuStar Terminals Partners TX L.P.	Delaware	Restricted	100%
NuStar Terminals Services, Inc.	Delaware	Restricted	100%
NuStar Terminals Texas, Inc.	Delaware	Restricted	100%
NuStar Texas Holdings, Inc.	Delaware	Restricted	100%
Point Tupper Marine Services Co.	Canada	Restricted	100%
Riverwalk Logistics, L.P.	Delaware	Restricted	100%
Saba Company N.V.	Netherlands	Restricted	100%
Seven Seas Steamship Company (Sint Eustatius) N.V.	Netherlands	Restricted	100%
Shore Terminals LLC	Delaware	Restricted	100%
ST Linden Terminal, LLC	Delaware	Restricted	100%
Star Creek Ranch, LLC	Delaware	Restricted	100%